SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2009

SECURE RUNWAY SYSTEMS CORP.

(Exact name of Registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

Nevada	000-52638	20-44412118
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2283 Argentia Rd. Unit 10, Mississauga, Ontario L5N 5Z2

(Address of principal executive offices) (Zip Code)

905-369-0116

Registrant's telephone number, including area code

SECURE RUNWAY SYSTEMS CORP.

2283 Argentia Rd. Unit 10, Mississauga, Ontario L5N 5Z2

(Former name or former address, if changed since last report.)

Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective February 1, 2009, Mr. Reno Calabrigo has been appointed Chairman and President of the Company.

Effective February 1, 2009, Ms. Connie Volino has been appointed Secretary/Treasurer of the Company.

Effective February 1, 2009 Mr. Reno Calabrigo of 2283 Argentia Rd. Unit 10, Mississauga, Ontario L5N5Z2 was elected as the sole director of the Company.

Effective February 1, 2009 Mr. Hilary Vieira has resigned as an officer and director of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Secure Runway Systems Corp.

Dated: February 3, 2009
/s/ Reno Calabrigo
Reno Calabrigo, Chairman & President